Exhibit 10.1

REGISTRATION RIGHTS AGREEMENT

among

VANGUARD NATURAL RESOURCES, LLC

and

ENCORE OPERATING, L.P.

dated as of December 31, 2010

TABLE OF CONTENTS

ARTICLE I

DEFINITIONS

Section 1.01	Definitions	1
Section 1.02	Registrable Securities	3

ARTICLE II

REGISTRATION RIGHTS

ARTICLE III

MISCELLANEOUS

i

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT, dated as of December 31, 2010 (this “Agreement”), is entered into by and among VANGUARD NATURAL RESOURCES, LLC, a Delaware limited liability company (“Vanguard”), and ENCORE OPERATING, L.P., a Texas limited partnership (“Denbury”).

This Agreement is made in connection with the issuance of the Covered Common Units to Denbury pursuant to that certain Purchase Agreement dated as of November 16, 2010 (the “Purchase Agreement”) by and among Denbury Resources Inc., a Delaware corporation, Encore Partners GP Holdings LLC, a Delaware limited liability company, Encore Partners LP Holdings LLC, a Delaware limited liability company, Denbury, Vanguard Natural Gas, LLC, a Kentucky limited liability company and Vanguard.  Vanguard and Denbury have agreed to enter into this Agreement pursuant to Section 1.2 of the Purchase Agreement in connection with Buyer’s election to provide for an Equity Portion of the Purchase Price in accordance with Section 1.3(a) of the Purchase Agreement.

In consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each party hereto, the parties hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01 Definitions.  Capitalized terms used in this Agreement and not defined herein shall have the meanings ascribed to such terms in the Purchase Agreement.  As used in this Agreement, the following terms have the meanings indicated:

“Agreement” shall have the meaning specified in the introductory paragraph of this Agreement.

“Commission” means the Securities and Exchange Commission or any successor governmental authority.

“Common Units” means common units representing limited liability company interests in Vanguard.

“Covered Common Units” means the 3,137,255 common units representing limited partner interests in Vanguard issued to Denbury pursuant to the Purchase Agreement.

“Denbury” shall have the meaning specified in the introductory paragraph of this Agreement.

 “Effective Date” means, with respect to a particular Shelf Registration Statement, the date of effectiveness of such Shelf Registration Statement.

“Effectiveness Period” shall have the meaning specified in Section 2.01(a) of this Agreement.

“Exchange Act” means the Securities and Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations thereunder of the Commission, all as shall be in effect at the time of the determination.

“Filing Date” shall have the meaning specified in Section 2.01(a) of this Agreement.

“Holder” means a record holder of Registrable Securities.

“Included Registrable Securities” shall have the meaning specified in Section 2.02(a) of this Agreement.

“Liquidated Damages” shall have the meaning specified in Section 2.01(c) of this Agreement.

“Liquidated Damages Cap” shall have the meaning specified in Section 2.01(d) of this Agreement.

“Losses” shall have the meaning specified in Section 2.08(a) of this Agreement.

“Managing Underwriter” means, with respect to any Underwritten Offering, the book running lead manager of such Underwritten Offering.

“NYSE” means the New York Stock Exchange.

“Opt-Out Notice” shall have the meaning specified in Section 2.02(a).

“Other Holder” shall have the meaning specified in Section 2.02(b) of this Agreement.

“Piggyback Offering” shall have the meaning specified in Section 2.02(a) of this Agreement.

“Primary Offering” shall have the meaning specified in Section 2.04(n) of this Agreement.

“Purchase Agreement” shall have the meaning specified in the recitals of this Agreement.

 “Registrable Securities” means the Covered Common Units until such time as such securities cease to be Registrable Securities pursuant to Section 1.02 of this Agreement.

“Registration Expenses” shall have the meaning specified in Section 2.07(a) of this Agreement.

“Selling Expenses” shall have the meaning specified in Section 2.07(a) of this Agreement.

“Selling Holder” means a Holder who is selling Registrable Securities under a registration statement pursuant to the terms of this Agreement.

“Shelf Registration Statement” means a registration statement under the Securities Act to permit the public resale of the Registrable Securities from time to time as permitted by Rule 415 of the Securities Act (or any similar provision then in force under the Securities Act).

“Securities Act” means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations thereunder of the Commission, all as shall be in effect at the time of the determination.

“Underwritten Offering” means an offering by Vanguard (including an offering pursuant to a Shelf Registration Statement) in which Common Units are sold to an underwriter on a firm commitment basis for reoffering to the public or an offering that is a “bought deal” with one or more investment banks.

“Unit Purchase Price” means $25.50 per Common Unit.

“Vanguard” shall have the meaning specified in the introductory paragraph of this Agreement.

Section 1.02 Registrable Securities.  Any Registrable Security will cease to be a Registrable Security at the earliest of the following: (a) when a registration statement covering such Registrable Security becomes or has been declared effective by the Commission and such Registrable Security has been sold or disposed of pursuant to such registration statement; (b) when such Registrable Security has been disposed of pursuant to Rule 144 (or any similar provision then in force) under the Securities Act; (c) when such Registrable Security is held by Vanguard or one of its subsidiaries; (d) when such Registrable Security has been sold in a private transaction in which the transferor’s rights under this Agreement are not assigned to the transferee of such securities pursuant to the terms of this Agreement; and (e) three (3) years from the Effective Date of the registration statement relating to such Registrable Securities.

ARTICLE II

REGISTRATION RIGHTS

Section 2.01 Shelf Registration.

(a) Shelf Registration.  At any time following July 31, 2011, as soon as practicable and in any event within 30 days following Vanguard’s receipt of written notice from the Holders of a majority of the Registrable Securities then outstanding requesting the filing of a Shelf Registration Statement, Vanguard shall use its reasonable best efforts to prepare and file a Shelf Registration Statement under the Securities Act covering Registrable Securities then outstanding.  Vanguard shall use its reasonable best efforts to cause a Shelf Registration Statement to become effective no later than 120 days after the date of the filing of such Shelf Registration Statement (the “Filing Date”).  A Shelf Registration Statement filed pursuant to this Section 2.01(a) shall be on such appropriate registration form of the Commission as shall be selected by Vanguard. Vanguard will use its reasonable best efforts to cause a Shelf Registration Statement filed pursuant to this Section 2.01(a) to be continuously effective, supplemented and amended to the extent necessary to ensure that it is available for resale of the Registrable Securities by the Holders and that it conforms in all material respects with the requirements of the Securities Act, in each case during the entire period until the earliest date on which any of the following occurs: (i) all Registrable Securities covered by such Shelf Registration Statement have been distributed in the manner set forth and as contemplated in such Shelf Registration Statement, (ii) there are no longer any Registrable Securities outstanding and (iii) three (3) years from the Effective Date of such Shelf Registration Statement (the “Effectiveness Period”).  Vanguard shall ensure that a Shelf Registration Statement when it becomes or is declared effective (including the documents incorporated therein by reference) will comply as to form in all material respects with all applicable requirements of the Securities Act and the Exchange Act and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (and, in the case of any prospectus contained in such Shelf Registration Statement, in the light of the circumstances under which a statement is made).  As soon as practicable following the Effective Date of a Shelf Registration Statement, but in any event within three (3) Business Days of such date, Vanguard will notify the Selling Holders of the effectiveness of such Shelf Registration Statement.

(b) Maximum Shelf Registration Requests; Delay Rights.

(i) Notwithstanding anything to the contrary contained in this Agreement, Vanguard shall not be obligated to file or effect more than two (2) Shelf Registration Statements pursuant to Section 2.01 of this Agreement.

(ii) Notwithstanding anything to the contrary contained in this Agreement, Vanguard may, upon written notice to any Selling Holder whose Registrable Securities are included in a Shelf Registration Statement, suspend such Selling Holder’s use of any prospectus that is a part of such Shelf Registration Statement (in which event the Selling Holder shall discontinue sales of the Registrable Securities pursuant to the Shelf Registration Statement) if (A) Vanguard is pursuing an acquisition, merger, reorganization, disposition or other similar transaction and Vanguard determines in good faith that Vanguard’s ability to pursue or consummate such a transaction would be materially and adversely affected by any required disclosure of such transaction in the Shelf Registration Statement or (B) Vanguard has experienced some other material non-public event the disclosure of which at such time, in the good faith judgment of Vanguard, would materially and adversely affect Vanguard; provided, however, that in no event shall the Selling Holders be suspended from selling Registrable Securities pursuant to the Shelf Registration Statement for a period that exceeds an aggregate of forty-five (45) days in any one hundred-eighty (180) day period or sixty (60) days (exclusive of days covered by any lock-up agreement executed by a Selling Holder in connection with any Underwritten Offering by Vanguard) in any 365 day period.  Upon disclosure of such information or the termination of the conditions described above, Vanguard shall provide prompt notice to the Selling Holders whose Registrable Securities are included in the Shelf Registration Statement, and shall promptly terminate any suspension of sales it has put into effect and shall take such other actions necessary or appropriate to permit registered sales of Registrable Securities as contemplated in this Agreement.

(c) Failure To Become Effective.  If a Shelf Registration Statement required by Section 2.01(a) does not become or is not declared effective within 120 days after its Filing Date, then each Selling Holder shall be entitled to a payment (with respect to each Registrable Security held by the Selling Holder), as liquidated damages and not as a penalty, of 0.25% per annum of the Unit Purchase Price for the first 30-day period immediately following the 120th day after the Filing Date, with such payment amount increasing by an additional 0.25% per annum of the Unit Purchase Price for each subsequent 30-day period, up to a maximum of 2.00% per annum of the Unit Purchase Price (the “Liquidated Damages”), until such time as such Shelf Registration Statement becomes effective or is declared effective or the Registrable Securities covered by such Shelf Registration Statement are no longer outstanding.

(d) General.  The Liquidated Damages shall be paid to each Selling Holder in cash within ten (10) Business Days of the end of each such 30-day period.  Any payments made pursuant to this Section 2.01(d) shall constitute the Selling Holders’ exclusive remedy for such events.  The Liquidated Damages imposed hereunder shall be paid to the Selling Holders in immediately available funds.  In no event will the aggregate amount of Liquidated Damages paid to the Selling Holders exceed 6% of the aggregate value of the Equity Portion of the Purchase Price (the “Liquidated Damages Cap”).  If Vanguard certifies that it is unable to pay the Liquidated Damages in cash because such payment would result in a breach under any of Vanguard’s or Vanguard’s Subsidiaries’ credit facilities filed as exhibits to the Vanguard SEC Documents, then Vanguard may pay the Liquidated Damages in kind in the form of the issuance of additional Common Units.  Upon any issuance of Common Units as Liquidated Damages, Vanguard shall promptly prepare and file an amendment to the applicable Shelf Registration Statement prior to its effectiveness adding such Common Units to such Shelf Registration Statement as additional Registrable Securities.  The determination of the number of Common Units to be issued as the Liquidated Damages shall be equal to such amounts divided by the volume weighted average price of Vanguard’s Common Units on NASDAQ for the five (5) consecutive trading days ending on the last trading day ending before the date on which the Liquidated Damages payment is due.  In addition to being subject to the Liquidated Damages Cap, the payment of Liquidated Damages to a Selling Holder shall cease at such time as the Registrable Securities of such Selling Holder become eligible for resale without limitation as to volume under Rule 144 of the Securities Act.

Section 2.02 Piggyback Rights.

(a) Participation.  If at any time during the Effectiveness Period Vanguard proposes to file a prospectus supplement to an effective shelf registration statement, other than a Shelf Registration Statement contemplated by Section 2.01, for the sale of Common Units  in an Underwritten Offering for its own account, then, as soon as practicable but not less than five (5) Business Days prior to the filing of (A) any preliminary prospectus supplement relating to such Underwritten Offering pursuant to Rule 424(b) of the Securities Act or (B) the prospectus supplement relating to such Underwritten Offering pursuant to Rule 424(b) of the Securities Act (if no preliminary prospectus supplement is used), Vanguard shall give notice of such proposed Underwritten Offering to the Holders and such notice shall offer the Holders the opportunity to include in such Underwritten Offering such number of Registrable Securities (the “Included Registrable Securities”) as each such Holder may request in writing (a “Piggyback Offering”), up to an aggregate of fifteen percent of the total number of Common Units to be offered and sold using the prospectus supplement; provided, however, that Vanguard shall not be required to offer such opportunity to Holders if (aa) the Underwritten Offering is a “bought deal” or “overnight marketed offering,” (bb) the Holders do not offer a minimum of $15 million of Registrable Securities, in the aggregate (determined by multiplying the number of Registrable Securities held by the participating Holdings by the volume weighted average closing price on the NYSE for Common Units for the five (5) consecutive trading days ending on the last trading day ending before the date of such notice) or (cc) Vanguard has been advised by the Managing Underwriter that the inclusion of Registrable Securities for sale for the benefit of the Holders will have an adverse effect on the price, timing or distribution of the Common Units, in which case the amount of Registrable Securities to be offered for the accounts of participating Holders shall be determined based on the provisions of Section 2.02(b) of this Agreement.  Each Holder shall keep any information relating to any such Underwritten Offering confidential and shall not disseminate or in any way disclose such information.  Each Holder shall then have three (3) Business Days from the date of such notice to request inclusion of its Registrable Securities in the Piggyback Offering.  If no request for inclusion from a Holder is received within the specified time, such Holder shall have no further right to participate in such Piggyback Offering.  If, at any time after giving written notice of its intention to undertake an Underwritten Offering and prior to the closing of such Underwritten Offering, Vanguard shall determine for any reason not to undertake or to delay such Underwritten Offering, Vanguard may, at its election, give written notice of such determination to the Selling Holders and, (x) in the case of a determination not to undertake such Underwritten Offering, shall be relieved of its obligation to sell any Included Registrable Securities in connection with such terminated Underwritten Offering, and (y) in the case of a determination to delay such Underwritten Offering, shall be permitted to delay offering any Included Registrable Securities for the same period as the delay of the Underwritten Offering.  Any Selling Holder shall have the right to withdraw such Selling Holder’s request for inclusion of such Selling Holder’s Registrable Securities in such Underwritten Offering by giving written notice to Vanguard of such withdrawal at least one (1) Business Day prior to the time of the public announcement of Vanguard’s intention to conduct such Underwritten Offering.  Each Holder’s rights under this Section 2.02(a) shall terminate when such Holder holds less than $10 million of Registrable Securities (based on the Unit Purchase Price).  Notwithstanding the foregoing, any Holder may deliver written notice (an “Opt-Out Notice”) to Vanguard requesting that such Holder not receive notice from Vanguard of any proposed Underwritten Offering; provided, however, that such Holder may later revoke any such Opt-Out Notice in writing.

(b) Priority of Piggyback Rights.  In connection with an Underwritten Offering contemplated by Section 2.02(a) that involves a Piggyback Offering, if the Managing Underwriter or Underwriters of such proposed Underwritten Offering advises Vanguard that the total amount of Common Units that the Selling Holders and any other Persons intend to include in such Underwritten Offering exceeds the number that can be sold in such Underwritten Offering without being likely to have an adverse effect on the price, timing or distribution of the Common Units offered or the market for the Common Units, then the Common Units to be included in such Underwritten Offering shall include the number of Common Units that such Managing Underwriter or Underwriters advises Vanguard can be sold without having such adverse effect, with such number to be allocated (i) first to Vanguard, (ii) second pro rata among the Selling Holders and any other Persons who have been or are granted registration rights on or after the date of this Agreement who have requested participation in the Piggyback Offering (the “Other Holders”) based, for each such Selling Holder or Other Holder, on the percentage derived by dividing (A) the number of Common Units proposed to be sold by such Selling Holder(s) or such Other Holder in such Piggyback Offering; by (B) the aggregate number of Common Units proposed to be sold by all Selling Holders and all Other Holders in the Piggyback Offering.

Section 2.03 Termination.  This Agreement, and the rights and obligations of the parties hereunder, shall terminate on the earlier to occur of:

(a) The failure of Denbury to perform and comply in all material respects with all covenants and agreements contained in Section 1.5 of the Purchase Agreement; and

(b) The fifth anniversary of the Closing Date (as defined in the Purchase Agreement).

Section 2.04 Sale Procedures.  In connection with its obligations under this Article II, Vanguard will, as expeditiously as possible:

(a) prepare and file with the Commission such amendments and supplements to a Shelf Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Shelf Registration Statement effective for the Effectiveness Period and as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Shelf Registration Statement;

(b) furnish to each Selling Holder (i) as far in advance as reasonably practicable before filing a Shelf Registration Statement or any other registration statement contemplated by this Agreement or any supplement or amendment thereto, copies of reasonably complete drafts of all such documents proposed to be filed (including exhibits and each document incorporated by reference therein to the extent then required by the rules and regulations of the Commission), and provide each such Selling Holder the opportunity to object to any information pertaining to such Selling Holder and its plan of distribution that is contained therein and make the corrections reasonably requested by such Selling Holder with respect to such information prior to filing such Shelf Registration Statement or such other registration statement and the prospectus included therein or any supplement or amendment thereto, and (ii) an electronic copy of such Shelf Registration Statement or such other registration statement and the prospectus included therein and any supplements and amendments thereto in order to facilitate the public sale or other disposition of the Registrable Securities covered by such Shelf Registration Statement or other registration statement;

(c) if applicable, use its commercially reasonable efforts to register or qualify the Registrable Securities covered by a Shelf Registration Statement or any other registration statement contemplated by this Agreement under the securities or “blue sky” laws of all applicable jurisdictions as the Selling Holders shall reasonably request; provided, however, that Vanguard shall not be required to qualify generally to transact business in any jurisdiction where it is not then required to so qualify or to take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject;

(d) immediately notify each Selling Holder at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of (i) the filing of a Shelf Registration Statement or any other registration statement contemplated by this Agreement or any prospectus or prospectus supplement to be used in connection therewith, or any amendment or supplement thereto, and, with respect to such Shelf Registration Statement or any other registration statement or any post-effective amendment thereto, when the same has become effective; and (ii) the receipt of any written comments from the Commission with respect to any filing referred to in clause (i) and any written request by the Commission for amendments or supplements to such Shelf Registration Statement or any other registration statement or any prospectus or prospectus supplement thereto;

(e) immediately notify each Selling Holder at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of (i) the happening of any event as a result of which the prospectus or prospectus supplement contained in a Shelf Registration Statement or any other registration statement contemplated by this Agreement, as then in effect, or any supplemental amendment thereto, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; (ii) the issuance or threat of issuance by the Commission of any stop order suspending the effectiveness of such Shelf Registration Statement or any other registration statement contemplated by this Agreement, or the initiation of any proceedings for that purpose; or (iii) the receipt by Vanguard of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the applicable securities or blue sky laws of any jurisdiction.  Following the provision of such notice, Vanguard agrees to as promptly as practicable amend or supplement the prospectus or prospectus supplement or take other appropriate action so that the prospectus or prospectus supplement does not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and to take such other action as is necessary to remove a stop order, suspension, threat thereof or proceedings related thereto;

(f) furnish to each Selling Holder, subject to appropriate confidentiality obligations, copies of any and all transmittal letters or other correspondence with the Commission or any other governmental agency or self-regulatory body or other body having jurisdiction (including any domestic or foreign securities exchange) relating to such offering of Registrable Securities;

(g) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder;

(h) cause all such Registrable Securities registered pursuant to this Agreement to be listed on each securities exchange or nationally recognized quotation system, if any, on which similar securities issued by Vanguard are then listed;

(i) use its reasonable best efforts to cause the Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of Vanguard to enable the Selling Holders to consummate the disposition of such Registrable Securities;

(j) provide a transfer agent and registrar for all Registrable Securities covered by such registration statement not later than the effective date of such registration statement;

(k) take such other actions as are reasonably requested by the Selling Holders to expedite or facilitate the disposition of such Registrable Securities.

Each Selling Holder, upon receipt of notice from Vanguard of the happening of any event of the kind described in subsection (e) of this Section 2.04, shall forthwith discontinue disposition of the Registrable Securities until such Selling Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by subsection (e) of this Section 2.04 or until it is advised in writing by Vanguard that the use of the prospectus may be resumed, and has received copies of any additional or supplemental filings incorporated by reference in the prospectus, and, if so directed by Vanguard, such Selling Holder will deliver to Vanguard all copies in their possession or control, other than permanent file copies then in such Selling Holder’s possession, of the prospectus and any prospectus supplement covering such Registrable Securities current at the time of receipt of such notice.

Vanguard shall: (i) as soon as practicable incorporate in a prospectus supplement or post-effective amendment such information as a Selling Holder reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; (ii) as soon as practicable make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) as soon as practicable, supplement or make amendments to any Shelf Registration Statement or any other registration statement contemplated by this Agreement.

Section 2.05 Cooperation by Holders.  Vanguard shall have no obligation to include Registrable Securities of a Holder in a Shelf Registration Statement under Article II of this Agreement if such Selling Holder has failed to timely furnish all such information that, in the opinion of counsel to Vanguard, is reasonably required for such registration statement or prospectus supplement, as applicable, to comply with the Securities Act.

Section 2.06 Restrictions on Public Sale by Holders of Registrable Securities.  During the Effectiveness Period, each Holder of Registrable Securities who is included in a Shelf Registration Statement agrees not to effect any public sale or distribution of the Registrable Securities during the thirty (30) calendar day period beginning on the date that a prospectus supplement or other prospectus (including any free writing prospectus) is filed with the Commission with respect to an Underwritten Offering of equity securities of Vanguard; provided, that the duration of the foregoing restrictions shall be no longer than the duration of the shortest restriction generally imposed by the underwriters on the officers, directors or any other unitholder of Vanguard on whom a restriction is imposed in connection with such public offering; provided, further, that this Section 2.06 shall apply only to a Selling Holder (together with any Affiliates that are Selling Holders) that holds at least $25 million of Registrable Securities, in the aggregate (determined by multiplying the number of Registrable Securities owned by the average of the closing price for Common Units for the five (5) consecutive trading days ending on the last trading day ending before the date of such filing).

Section 2.07 Expenses.

(a) Certain Definitions.  “Registration Expenses” means all expenses incident to Vanguard’s performance under or compliance with this Agreement to effect the registration of Registrable Securities in a Shelf Registration Statement pursuant to Section 2.01 or a Piggyback Offering pursuant to Section 2.02, and the disposition of such securities, including, without limitation, all customary registration, filing, securities exchange listing and the NYSE fees, all customary registration, filing, qualification and other fees and expenses of complying with securities or “blue sky” laws, fees of the Financial Industry Regulatory Authority, Inc., fees of transfer agents and registrars, all word processing, duplicating and printing expenses, the fees and disbursements of counsel to Vanguard and independent public accountants for Vanguard, including the expenses of any special audits or “cold comfort” letters required by or incident to such performance and compliance.

(b) Expenses.  Vanguard will pay all reasonable Registration Expenses, as determined in good faith, including, in the case of a Piggyback Offering, all reasonable Registration Expenses whether or not any sale is made pursuant to the related registration statement. Except as otherwise provided in Section 2.08, Vanguard shall not be responsible for legal fees incurred by Holders in connection with the exercise of such Holder’s rights and obligations under this Agreement.  Each Selling Holder shall also pay any underwriting fees, discounts and selling commissions (and similar fees or arrangements associated with) and transfer taxes allocable to the sale of the Registrable Securities.

Section 2.08 Indemnification.

(a) By Vanguard.  In the event of a registration of any Registrable Securities under the Securities Act pursuant to this Agreement, Vanguard will indemnify and hold harmless each Selling Holder thereunder, its directors, officers, employees, agents and managers and each Person, if any, who controls such Selling Holder within the meaning of the Securities Act and the Exchange Act, and its directors, officers, employees, agents and managers, against any losses, claims, damages, expenses or liabilities (including reasonable attorneys’ fees and expenses) (collectively, “Losses”), joint or several, to which such Selling Holder or controlling Person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact (in the case of any prospectus, in the light of the circumstances under which such statement is made) contained in a Shelf Registration Statement or any other registration statement contemplated by this Agreement, any preliminary prospectus or final prospectus contained therein, or any free writing prospectus related thereto, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading, and will reimburse each such Selling Holder, its directors and officers and each such controlling Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Loss or actions or proceedings; provided, however, that Vanguard will not be liable in any such case if and to the extent that any such Loss arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Selling Holder or such controlling Person in writing specifically for use in the Shelf Registration Statement or such other registration statement, free writing prospectus or prospectus supplement, as applicable.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Selling Holder or any such director, officer, employee, agent, manager or controlling Person, and shall survive the transfer of such securities by such Selling Holder.

(b) By Each Selling Holder.  Each Selling Holder agrees severally and not jointly to indemnify and hold harmless Vanguard, its directors, officers, employees and agents and each Person, if any, who controls Vanguard within the meaning of the Securities Act or of the Exchange Act to the same extent as the foregoing indemnity from Vanguard to the Selling Holders, but only with respect to information regarding such Selling Holder furnished in writing by or on behalf of such Selling Holder expressly for inclusion in a Shelf Registration Statement or any other registration statement contemplated by this Agreement, any preliminary prospectus or final prospectus contained therein, or any free writing prospectus related thereto, or any amendment or supplement thereof; provided, however, that the liability of each Selling Holder shall not be greater in amount than the dollar amount of the net proceeds received by such Selling Holder from the sale of the Registrable Securities giving rise to such indemnification.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of Vanguard or any such director, officer, employee, agent, manager or controlling Person, and shall survive the transfer of such securities by such Selling Holder.

(c) Notice.  Promptly after any indemnified party has received notice of any indemnifiable claim hereunder, or the commencement of any action, suit or proceeding by a third person, which the indemnified party believes in good faith is an indemnifiable claim under this Agreement, the indemnified party shall give the indemnifying party written notice of such claim but failure to so notify the indemnifying party will not relieve the indemnifying party from any liability it may have to such indemnified party hereunder except to the extent that the indemnifying party is materially prejudiced by such failure.  Such notice shall state the nature and the basis of such claim to the extent then known.  The indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 2.08 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided, however, that, (i) if the indemnifying party has failed to assume the defense and employ counsel or (ii) if the defendants in any such action include both the indemnified party and the indemnifying party and counsel to the indemnified party shall have concluded that there may be reasonable defenses available to the indemnified party that are different from or additional to those available to the indemnifying party, or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, then the indemnified party shall have the right to select a separate counsel and to assume such legal defense and otherwise to participate in the defense of such action, with the reasonable out-of-pocket expenses and fees of such separate counsel and other reasonable out-of-pocket expenses related to such participation to be reimbursed by the indemnifying party as incurred.  Notwithstanding any other provision of this Agreement, the indemnifying party shall not settle any indemnified claim without the consent of the indemnified party, unless the settlement thereof imposes no liability or obligation on, and includes a complete release from liability of, and does not contain any admission of wrongdoing by, the indemnified party.

(d) Contribution.  If the indemnification provided for in this Section 2.08 is held by a court or government agency of competent jurisdiction to be unavailable to any indemnified party or is insufficient to hold them harmless in respect of any Losses, then each such indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Loss in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of such indemnified party on the other in connection with the statements or omissions which resulted in such Losses, as well as any other relevant equitable considerations; provided, however, that in no event shall such Selling Holder be required to contribute an aggregate amount in excess of the dollar amount of net proceeds received by such Selling Holder from the sale of Registrable Securities giving rise to such indemnification.  The relative fault of the indemnifying party on the one hand and the indemnified party on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact has been made by, or relates to, information supplied by such party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The parties hereto agree that it would not be just and equitable if contributions pursuant to this paragraph were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to herein.  The amount paid by an indemnified party as a result of the Losses referred to in the first sentence of this paragraph shall be deemed to include any legal and other expenses reasonably incurred by such indemnified party in connection with investigating or defending any Loss that is the subject of this paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who is not guilty of such fraudulent misrepresentation.

(e) Other Indemnification.  The provisions of this Section 2.08 shall be in addition to any other rights to indemnification or contribution that an indemnified party may have pursuant to Law, equity, contract or otherwise.

Section 2.09 Rule 144 Reporting.  With a view to making available the benefits of certain rules and regulations of the Commission that may permit the sale of the Registrable Securities to the public without registration, Vanguard agrees to use its reasonable best efforts to:

(a) make and keep public information regarding Vanguard available, as those terms are understood and defined in Rule 144 of the Securities Act, at all times from and after the date hereof;

(b) file with the Commission in a timely manner all reports and other documents required of Vanguard under the Securities Act and the Exchange Act at all times from and after the date hereof;

(c) so long as a Holder owns any Registrable Securities, furnish, unless otherwise available at no charge by access electronically to the Commission’s EDGAR filing system, to such Holder forthwith upon request (i) a copy of the most recent annual or quarterly report of Vanguard, and (ii) such other reports and documents so filed with the Commission as such Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such Holder to sell any such securities without registration; and

(d) take such further action as any Holder of Registrable Securities may reasonably request, to the extent legally required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adoption by the Commission, and in any such case, upon the request of any Holder of Registrable Securities, Vanguard will deliver to such Holder a written statement as to whether it has complied with such requirements.

Section 2.10 Transfer or Assignment of Registration Rights.  The rights to cause Vanguard to register Registrable Securities granted to Denbury by Vanguard under this Article II may be transferred or assigned by a Holder to a transferee or assignee; provided, that (i) there is transferred to such transferee at least $15 million of Registrable Securities (based on the Unit Purchase Price), (ii) the Holder or the assignee provides written notice to Vanguard (A) describing the manner in which the assignee acquired the Registrable Securities from the assignor, and (B) identifying the Registrable Securities with respect to which the rights under this Agreement are being assigned.. The transferor shall give written notice to Vanguard at least ten (10) Business Days prior to any said transfer or assignment, setting forth the information required under Section 3.01 of this Agreement for each such transferee and each such transferee shall agree in writing to be subject to all of the terms and conditions of this Agreement.

Section 2.11 Limitation on Subsequent Registration Rights.  From and after the date hereof, Vanguard shall not, without the prior written consent of the Holders of a majority of the outstanding Registrable Securities, enter into any agreement with any current or future holder of any securities of Vanguard that would allow such current or future holder to require Vanguard to include securities in any Underwritten Offering by Vanguard for its own account on a basis that is superior in any way to the Piggyback Offering rights granted to the Holders pursuant to Section 2.02 of this Agreement.

ARTICLE III

MISCELLANEOUS

Section 3.01 Communications.  All notices and demands provided for hereunder shall be in writing and shall be given by hand delivery, electronic mail, registered or certified mail, return receipt requested, regular mail, facsimile or air courier guaranteeing overnight delivery to the following addresses:

(a) If to Denbury:

Denbury Resources Inc.
5320 Legacy Drive
Plano, Texas  75024
Facsimile: 972-673-2051
Attention: Phil Rykhoek
Email: Phil.Rykhoek@denbury.com

with a copy to:

Baker Hostetler LLP
1000 Louisiana, Suite 2000
Houston, Texas  77002
Facsimile: (713) 751-1717
Attention: Donald W. Brodsky
Email: DBrodsky@bakerlaw.com

(b) If to Vanguard:

Vanguard Natural Gas LLC
5847 Fan Felipe, Suite 3000
Houston, Texas  77057
Facsimile:  (832) 327-2260
Attention:  Scott W. Smith
Email: SWSmith@vnrllc.com

with a copy to:

Vinson & Elkins L.L.P.
2500 First City Tower
1001 Fannin
Houston, Texas  77002
Facsimile:  (713) 615-5956
Attention:  David P. Oelman and
       Stephen M. Gill
Email: DOelman@velaw.com

or, if to a transferee of a Holder, to the transferee at the addresses provided pursuant to Section 2.10 above.  All notices and communications shall be deemed to have been duly given: (i) at the time delivered by hand, if personally delivered; (ii) when notice is sent to the sender that the recipient has read the message, if sent by electronic mail; (iii) upon actual receipt, if sent by registered or certified mail, return receipt requested, or regular mail, if mailed; (iv) when receipt is confirmed, if sent by facsimile; and (v) upon actual receipt when delivered to an air courier guaranteeing overnight delivery.

Section 3.02 Successors and Assigns.  This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including subsequent Holders of Registrable Securities to the extent permitted herein.

Section 3.03 Aggregation of Registrable Securities.  All Registrable Securities held or acquired by Persons who are Affiliates of one another shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

Section 3.04 Recapitalization, Exchanges, Etc. Affecting the Registrable Securities.  The provisions of this Agreement shall apply to the fullest extent set forth herein with respect to any and all units of Vanguard or any successor or assignee of Vanguard (whether by merger, consolidation, sale of assets or otherwise) that may be issued in respect of, in exchange for or in substitution of, the Registrable Securities, and shall be appropriately adjusted for combinations, splits, recapitalizations and the like occurring after the date of this Agreement.

Section 3.05 Specific Performance.  Damages in the event of breach of this Agreement by a party hereto may be difficult, if not impossible, to ascertain, and it is therefore agreed that each such Person, in addition to and without limiting any other remedy or right it may have, will have the right to an injunction or other equitable relief in any court of competent jurisdiction, enjoining any such breach, and enforcing specifically the terms and provisions hereof, and each of the parties hereto hereby waives any and all defenses it may have on the ground of lack of jurisdiction or competence of the court to grant such an injunction or other equitable relief.  The existence of this right will not preclude any such Person from pursuing any other rights and remedies at law or in equity which such Person may have.

Section 3.06 Counterparts.  This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement.

Section 3.07 Headings.  The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

Section 3.08 Governing Law, Submission to Jurisdiction.  This Agreement, and all claims or causes of action (whether in contract or tort) that may be based upon, arise out of or relate to this Agreement or the negotiation, execution or performance of this Agreement (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in or in connection with this Agreement), will be construed in accordance with and governed by the Laws of the State of Texas without regard to principles of conflicts of laws.  Any action against any party relating to the foregoing shall be brought in any federal or state court of competent jurisdiction located within the State of Texas, and the parties hereto hereby irrevocably submit to the non-exclusive jurisdiction of any federal or state court located within the State of Texas over any such action.  The parties hereby irrevocably waive, to the fullest extent permitted by applicable Law, any objection which they may now or hereafter have to the laying of venue of any such dispute brought in such court or any defense of inconvenient forum for the maintenance of such dispute.  Each of the parties hereto agrees that a judgment in any such dispute may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law.

Section 3.09 Waiver of Jury Trial.  THE PARTIES TO THIS AGREEMENT EACH HEREBY WAIVE, AND AGREE TO CAUSE THEIR AFFILIATES TO WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (i) ARISING UNDER THIS AGREEMENT OR (ii) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO IN RESPECT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE.  THE PARTIES TO THIS AGREEMENT EACH HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT THE PARTIES TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

Section 3.10 Severability of Provisions.  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting or impairing the validity or enforceability of such provision in any other jurisdiction.

Section 3.11 Entire Agreement.  This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein.  There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the rights granted by Vanguard set forth herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

Section 3.12 Amendment.  This Agreement may be amended only by means of a written amendment signed by Vanguard and the Holders of a majority of the then outstanding Registrable Securities; provided, however, that no such amendment shall adversely affect the rights of any Holder hereunder without the consent of such Holder.

Section 3.13 No Presumption.  In the event any claim is made by a party relating to any conflict, omission, or ambiguity in this Agreement, no presumption or burden of proof or persuasion shall be implied by virtue of the fact that this Agreement was prepared by or at the request of a particular party or its counsel.

Section 3.14 Obligations Limited to Parties to this Agreement.  Each of the parties hereto covenants, agrees and acknowledges that no Person other than Denbury, its permitted assignees, and Vanguard shall have any obligation hereunder and that, notwithstanding that one or more of Vanguard and Denbury may be a corporation, partnership, limited liability company or other entity, no recourse under this Agreement or under any documents or instruments delivered in connection herewith or therewith shall be had against any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of any of Vanguard, Denbury or their respective permitted assignees, or any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of any of the foregoing, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any applicable Law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of any of Vanguard, Denbury or any of their respective assignees, or any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of any of the foregoing, as such, for any obligations of Vanguard, Denbury or their respective permitted assignees  under this Agreement or any documents or instruments delivered in connection herewith or therewith or for any claim based on, in respect of or by reason of such obligation or its creation.

Section 3.15 Interpretation.  Article and Section references in this Agreement are references to the corresponding Article and Section to this Agreement, unless otherwise specified.  All references to instruments, documents, contracts and agreements are references to such instruments, documents, contracts and agreements as the same may be amended, supplemented and otherwise modified from time to time, unless otherwise specified.  The word “including” shall mean “including but not limited to.”

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto execute this Agreement, effective as of the date first above written.

VANGUARD NATURAL RESOURCES, LLC

By:      /s/ Scott W. Smith
Name: Scott W. Smith
Title:   President and Chief Executive Officer

ENCORE OPERATING, L.P.

By:        EAP Operating, LLC,
its general partner

By:           /s/ Phil Rykhoek
Name:      Phil Rykhoek
Title:        Chief Executive Officer